UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 5, 2008

Eco Depot, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

333-130266	57-1094726
(Commission File Number)	(IRS Employer Identification Number.)

15954 Jackson Creek Parkway, # B Monument, Colorado	80132
(Address of Principal Executive Offices)	(Zip Code)

719-495-7955

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change of Auditor
The board has approved a change of Auditor and a search was authorized for a replacement.

Item 5.01	Election of Board Members
The following board members have been duly elected:
Steven A. Weaver
Sara K. Prescott-Weaver
Bruce A. King
Greg Strahl
J. Michael Ator

Item 5.02	Election of Corporate Officers
The following corporate officers have been duly appointed
Steven A. Weaver – President and CEO
J. Michael Ator – CFO

Item 8.01	Change of Attorney
O. Robert Meredith has been appointed as Corporate Attorney and relationships with all previous attorneys and law firms were terminated

Item 8.01	Change of Transfer agent
The current transfer agent has been replaced by Interwest Transfer

Item 8.01	Change of Corporate Name
The Name is to be changed to LifeSource Aqua, Inc.

Item 8.01	Change of Capital Structure
Previously no preferred shares were authorized Ten million preferred shares are authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco Depot, Inc.

Dated this 5th day of May 2008	By:	/s/ Steven Weaver
Steven Weaver President & CEO